FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2004
                                                  (February 2,2004)
                                                  -------------------------


                              LEVEL 8 SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                               000-26392                                 11-2920559
-------------------------------------- -------------------------------------- ----------------------------------------------
   (State or other jurisdiction of           (Commission File Number)               (IRS Employer Identification No.)
           incorporation)


 214 Carnegie Center, Suite 303, Princeton, New Jersey               08540
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       (Address of principal executive office)                    (Zip Code)


Registrant's telephone number, including area code (609) 987-9001
                                                   -----------------------------


                8000 Regency Parkway, Cary, North Carolina 27511
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          (Former name or former address, if changed since last report)





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Item 4. Changes in Registrant's Certifying Accountant
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         On February  2, 2004,  Level 8, upon  approval by its Audit  Committee, engaged Margolis & Company P.C. as its new independent accountants. Prior to the engagement of Margolis & Company P.C., Level 8 Systems did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Margolis & Company P.C. regarding the type of audit opinion which might be rendered on the Company's financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date: February 6, 2004                 LEVEL 8 SYSTEMS, INC.



                                                By: /s/ John P. Broderick
                                                    ----------------------------
                                                    John P. Broderick
                                                    Chief Operating and
                                                    Financial Officer,
                                                    Corporate Secretary